UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2004

THE DIXIE GROUP, INC.

(Exact name of Registrant as specified in its charter)

Tennessee	0-2585	62-0183370
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345-B Nowlin Lane, Chattanooga, Tennessee	37421
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code (423) 510-7010

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

(99.1)	Press Release, dated July 28, 2004.

Item 12.	Results of Operations and Financial Condition.

On July 28, 2004, The Dixie Group, Inc. issued a press release reporting results for the second quarter ended June 26, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DIXIE GROUP, INC.

Date: July 28, 2004	By:	/s/ Gary A. Harmon
Gary A. Harmon Chief Financial Officer